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                                                                    Exhibit 32.2


 CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U. S. C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Mark J. Hager., Chief Financial Officer of American Campus Communities, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i) The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 15, 2004               /s/ Mark J. Hager
                                        ----------------------------
                                        Mark J. Hager
                                        Executive Vice President,
                                        Chief Financial and Accounting Officer,
                                        and Treasurer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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